SUPPLEMENT TO THE VARIABLE UNIVERSAL LIFE INSURANCE POLICY PROSPECTUSES

AMERICAN GENERAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VL-R

Variable Universal Life Insurance Policies

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SEPARATE ACCOUNT USL VL-R

Variable Universal Life Insurance Policies

This supplement has been issued as a result of the Setting Every Community Up for Retirement Enhancement ("SECURE") Act and the Coronavirus Aid, Relief, and Economic Security ("CARES") Act and outlines impact(s) to Your Policy. You should consult your tax, legal or financial advisor(s) for information concerning your particular circumstances.

There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules apply whenever life insurance is purchased by a tax qualified plan. On December 20, 2019 the Setting Every Community Up for Retirement Enhancement (SECURE) Act was signed into law as part of larger appropriations legislation. The SECURE Act includes many provisions affecting Qualified Policies, some of which became effective upon enactment or on January 1, 2020, and certain provisions were retroactively effective. Additionally, on March 27, 2020, the Coronavirus Aid, Relief, and Economic Security (CARES) Act was signed into law. Like the SECURE Act, the CARES Act includes some provisions that affect Qualified Policies for 2020. You should consult a tax advisor regarding any questions you have associated with the applicability of the SECURE Act or the CARES Act to your life insurance. As of the publication date, AIG has confirmed its position that it will not sell life insurance into a qualified plan under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

Dated: April 30, 2020

Please keep this supplement with your prospectus